SECURITY FUNDS

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

January 8, 2014

URGENT: YOUR FUND NEEDS YOUR HELP

Dear Shareholder,

We still need your help. Please take a couple of minutes now to cast your important proxy vote. Your voting instructions are critical to the business of the Funds. The Joint Special Meeting of shareholders scheduled for today, January 8th, has been adjourned until January 24th to allow additional time for shareholders to submit their proxy voting instructions.

Please help us by casting your proxy vote today. The Boards of Directors, who have carefully considered the proposals, believe the proposals to be in the best interests of shareholders, and unanimously recommend that you vote FOR each of the proposals.

We apologize for the additional follow-up letter. Thank you in advance for your assistance with this important matter.

Best regards,

Donald C. Cacciapaglia

President

P.S. - More information regarding this Special Joint Meeting of Shareholders and the proposals can be found in the proxy statement. If you would like another copy of the proxy statement or have any proxy-related questions, please call 1-800-591-8269 for assistance. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time.

Here are three convenient methods for submitting your proxy vote.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first two options above to ensure that your response is received in time for the adjourned Joint Special Meeting on January 24th.

SECURITY FUNDS

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

January 8, 2014

URGENT: YOUR FUND NEEDS YOUR HELP

Dear Shareholder,

We still need your help. Please take a couple of minutes now to cast your important proxy vote. Your voting instructions are critical to the business of the Funds. The Joint Special Meeting of shareholders scheduled for today, January 8th, has been adjourned until January 24th to allow additional time for shareholders to submit their proxy voting instructions.

Please help us by casting your proxy vote today. The Boards of Directors, who have carefully considered the proposals, believe the proposals to be in the best interests of shareholders, and unanimously recommend that you vote FOR each of the proposals.

We apologize for the additional follow-up letter. Thank you in advance for your assistance with this important matter.

Best regards,

Donald C. Cacciapaglia

President

P.S. - More information regarding this Special Joint Meeting of Shareholders and the proposals can be found in the proxy statement. If you would like another copy of the proxy statement, have any proxy-related questions, or would like to cast your vote by phone, please call 1-800-591-8269 for assistance. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time.

Here are four convenient methods for submitting your proxy vote.

1.	Vote by Phone with a Representative. You may quickly cast your proxy vote by telephone with a live representative by calling 1-800-591-8269. Representatives are available to answer your call Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first two options above to ensure that your response is received in time for the adjourned Joint Special Meeting on January 24th.